UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                           __________________________

                                    FORM 8-K

                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                           __________________________


          Date of Report (Date of earliest event reported) June 9, 2005

                                  Luby's, Inc.
             (Exact name of registrant as specified in its charter)

                                    Delaware
                 ----------------------------------------------
                 (State or other jurisdiction of incorporation)

             1-8308                                     74-1335253
--------------------------------------------------------------------------------
     (Commission File Number)               (IRS Employer Identification Number)


                       13111 Northwest Freeway, Suite 600
                                Houston, TX 77055
          ------------------------------------------------------------
          (Address of principal executive offices, including zip code)


              (713) 329-6800                         www.lubys.com
      ------------------------------------------------------------------
      (Registrant's telephone number, including area code, and Web site)


       ------------------------------------------------------------------
              (Former name, former address and former fiscal year,
                          if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(C) under the Exchange
    Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

On June 9, 2005, Luby's, Inc. issued a press release announcing its earnings for the third quarter fiscal 2005 ended May 4, 2005. A copy of the press release is attached hereto as Exhibit 99. The information and exhibit furnished under Item
2.02 of this Current Report on Form 8-K shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 LUBY'S, INC.
                                                 (Registrant)

     Date:   June 9, 2005                  By:   /s/ Christopher J. Pappas
           --------------------                ---------------------------------
                                                 Christopher J. Pappas
                                                 President and
                                                 Chief Executive Officer